Fees Summary	Jul. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,088,043.62
Previously Paid Amount	0.00
Total Fee Amount	778.98
Total Offset Amount	0.00
Net Fee	$ 778.98